Loans Receivable Held for Sale (FY)	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Loans Receivable Held for Sale [Abstract]
Loans Receivable Held for Sale
NOTE (5) – Loans Receivable Held for Sale

Loans receivable held for sale were as follows as of the dates indicated:

	September 30, 2020	December 31, 2019
	(In thousands)
Gross loans receivable before deferred loan origination costs	$40,503	$-
Net deferred loan origination costs	150	-
Loans receivable held for sale, net	$40,653	$-

Note 3 – Loans Receivable Held for Sale

The Bank had no loans held for sale as of December 31, 2019 and $6.2 million of loans held for sale as of December 31, 2018, which consisted of multi-family loans. As part of the Bank's loan concentration risk management program, $10.7 million of multi-family loans held for investment were transferred to the held-for-sale portfolio offset by $9.2 million of multi-family loans transferred from held for sale to held for investment portfolio during 2019. During 2018, the Bank transferred $16.9 million of multi-family loans held for sale to the loans held for investment portfolio. The Bank allocated $15.2 million, or 15%, of its multi-family loans originated during 2019 to loans held for sale compared to $20.2 million, or 20%, of its multi-family loan originations to loans held for sale during 2018. Loan sales of $22.8 million in multi-family loans were completed during 2019 for a total gain of $204 thousand. Loan sales of $19.3 million were completed during 2018 for a gain of $70 thousand. Loan repayments totaled $115 thousand during 2019 and $159 thousand during 2018.